Third Quarter 2026 Earnings Presentation November 4, 2026 Exhibit 99.2

Disclaimer ACRESREIT.COM FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on ACRES Commercial Realty Corp.’s (“ACR’s” or the “Company’s”) current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ACR or are within its control. If a change occurs, its business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect ACR’s view only as of the date of this presentation. ACR uses words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from its forward-looking statements, including, but not limited to: Changes in the industry, interest rates, the debt securities markets, real estate markets or the general economy; Increased rates of default and/or decreased recovery rates on its investments; The performance and financial condition of its borrowers; ACR's ability to successfully integrate the operations of ACRES Capital, LLC and ACRES Capital Corp. following the completion of the internalization and acquisition (the “Merger”) to achieve the expected cost savings or other benefits therefrom; ACR’s ability to successfully operate as an internally-managed company following the Internalization, including our ability to retain key personnel formerly employed by our Manager and to realize the anticipated benefits of internal management in a timely manner, or at all; The cost and availability of its financings, which depend in part on its asset quality, the nature of its relationships with its lenders and other capital providers, its business prospects and outlook and general market conditions; The availability and attractiveness of terms of additional debt repurchases; Availability, terms and deployment of short-term and long-term capital; Availability of, and ability to retain, qualified personnel; Changes in its business strategy; Availability of investment opportunities in commercial real estate-related and commercial finance assets; The degree and nature of its competition; The resolution of its non-performing and sub-performing assets; The Company’s ability to comply with financial covenants in its debt instruments; The adequacy of its cash reserves and working capital; The timing of cash flows, if any, from its investments; Unanticipated increases in financial and other costs, including a rise in interest rates; Its ability to maintain compliance with over-collateralization and interest coverage tests in certain financing arrangements; Environmental and/or safety requirements; Its ability to satisfy complex rules in order for ACR to qualify as a real estate investment trust (“REIT”), for federal income tax purposes and qualify for its exemption under the Investment Company Act of 1940, as amended, and its ability and the ability of its subsidiaries to operate effectively within the limitations imposed by these rules; Legislative and regulatory changes (including changes to laws governing the taxation of REITs or the exemptions from registration as an investment company); and Other factors discussed under Item 1A. Risk Factors in its annual report on Form 10-K for the year ended December 31, 2025 and those factors that may be contained in any subsequent filing ACR makes with the Securities and Exchange Commission.

Disclaimer ACRESREIT.COM Forward-Looking Statements (continued) In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. The Company undertakes no obligation, and specifically disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Past Performance Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. Notes on Presentation This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing ACR’s financial performance. Please refer to page 26 for the reconciliation of Net Income (Loss), a GAAP financial measure, to Earnings Available for Distribution (“EAD”), a non-GAAP financial measure. Unless otherwise indicated, information included in this presentation is at or for the period ended September 30, 2026. Definitions Refer to page 27 for a description of certain terms not otherwise defined or footnoted, including EAD, Benchmark Rate, Book Value, and other key terms. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of ACR or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ACR Is Now Internally Managed ACRESREIT.COM On August 6, ACRES Commercial Realty completed the acquisition of its manager and is now an internally managed mortgage REIT WHAT ACR SHAREHOLDERS OWN TODAY – MULTIPLE BUSINESS LINES ACRES Commercial Realty (ACR) CRE PRINCIPAL INVESTING $2.3B AUM(1) Existing platform 56 loans 5 properties Stable credit INVESTMENT MANAGEMENT $2.5B AUM 13+ year track record New products: Funds, SMA, Special Situations INSURANCE Growing Insurance company Brokerage / captive platform 42 employees in Boston, New York, Philadelphia, Miami and Dallas who own, along with the directors, 45% of the company 1 Assets Under Management or “AUM”

WHY INTERNALIZE NOW? ACRESREIT.COM ACRES Management Sees a Compelling Investment Opportunity Sound Fundamentals Positive Supply / Demand dynamics across ACRES’ target markets Property types Multifamily - Office Student - Hospitality Retail - 55+ Living Industrial - Storage Large and Growing Opportunity Set Significant maturities in the CRE markets over next three years Assets trading below replacement cost Platforms exiting the market/winding down CRE Portfolios being marketed at a discount Strong Financing Markets Financing Markets Open Available sources Warehouse lines CRE CLO Investment-Grade Buyers + +

ACRES MISSION: EAD GROWTH + STABILITY

ACRES MANAGEMENT MISSION

$2–$3

EAD per share run rate[1]

FIVE DRIVERS OF EAD GROWTH

#	Driver	Outcome
1	**Optimize the balance sheet** Increase net interest margin Reduce leverage, Reduce Investment Risk, Increase Liquidity	**10-12% Target NIM**
2	**Increase fee-paying AUM** ACRES Mortgage Fund and SMAs – not limited by the balance sheet	**3rd Party Capital Raise**
3	**Origination fee revenue** Fees earned on new loan originations from investment management	**Stays with the Manager**
4	**Insurance revenue** Growing insurance brokerage / captive company – not limited by the balance sheet	**Potential for Growth**
5	**Cost savings** From internalizing management	**Shared platform costs**

1 The Company does not provide a reconciliation of the forward-looking Earnings Available for Distribution (“EAD”) figures presented on this slide to the most directly comparable GAAP measure, GAAP net income (loss) allocable to common shares, because the Company cannot do so without unreasonable effort. The reconciliation depends on items that are inherently uncertain and outside the Company’s control, including future credit loss provisions, gains or losses on real estate and other investments, unrealized gains or losses on derivatives, stock-based compensation, and transaction and internalization costs. These items are not currently estimable, but they could be significant to GAAP results. Accordingly, the Company cannot provide a forward-looking GAAP measure or a quantitative reconciliation. The illustrative figures rest on the assumptions stated on this slide, do not constitute guidance or a forecast, and may differ materially from actual results.

ACRESREIT.COM 6

Third Quarter 2026 Results ACRESREIT.COM FINANCIAL RESULTS Per share, 3Q26 ($5.16) GAAP net loss per share–diluted ($2.64) EAD(1) per share–diluted $16.81 Book value per share BALANCE SHEET AND NET INTEREST INCOME $2.1B CRE loan portfolio(2) at par value $12.8M Net Interest Income 2.7X GAAP Leverage 96% Of the par value of the CRE loan portfolio is current on payments $2.3B AUM INVESTMENT MANAGEMENT $2.5B AUM Investor Base Diversified and Institutional Partners 100% Third-Party Capital(4) LIQUIDITY, CAPITAL & TAX ASSETS $96.2M Total liquidity at September 30, 2026 $122.7M Total Tax Assets(3) 10.5 Years Weighted Average Remaining Maturity of Borrowings 1 Refer to page 26 for the reconciliation of Net Income (Loss), a GAAP financial measure, to EAD, a non-GAAP financial measure 2 CRE loan portfolio represents the Company’s CRE loans held in the CRE Lending Segment 3 Tax assets include net operating losses and capital losses across all tax filing entities 4 Does not include the Company’s investment in the Consolidated Fund

Book Value Per Share: Pre- and Post-Close ACRESREIT.COM GAAP book value per share, before and after the internalization(1) Per share adjustments are calculated on the share count used in the book value calculation at September 30, 2026 or 13,396,930 shares vs. the income statement has weighted average shares of 10,923,342 for the three months ended September 30, 2026. GAAP net loss on the weighted average share count was ($5.16 per share), other items include non-cash adjustments added back for other comprehensive loss and equity compensation expense in addition to reconciling net loss items. −$8.62 per share from the transaction

LEADERSHIP OVERVIEW ACRESREIT.COM Highly experienced leadership team with significant ownership in ACR ACR MANAGEMENT TEAM Andrew Fentress Chairman ACR Board Chairman Board member for AMF 30+ years of experience Mark Fogel President ACR Board member Member of Investment Committee Board member for AMF 30+ years of experience Marty Reasoner Managing Director of Origination Head of Originations 15 years of experience Kyle Brengel Chief Operating Officer Previously worked at Napier Park Global Capital and Ares Management 14 years of experience Jaclyn Jesberger Chief Legal Officer, Chief Compliance Officer Previous experience at Arbor Realty Trust, Credit Suisse and Cadwalader 25 years of experience Richard Persaud Managing Director of Finance & Accounting, ACR Chief Financial Officer, ACRES Mortgage Fund Previously served as a senior manager at Ernst & Young 18 years of experience Eldron Blackwell Chief Financial Officer Previously served as Vice President and Chief Accounting Officer of ACR Previously served as a senior manager at Grant Thornton 25 years of experience Michael Pierro Managing Director and Chief Credit Officer Experience in originations, securitization, CLO management, loan workouts, risk management and credit evaluation 32 years of experience Greg Hayes Managing Director of Asset Management Experience in asset management, construction and structured loan portfolio management 16 years of commercial real estate experience Kevin Aliaga Managing Director of Asset Management Experience in asset management and workout strategies 18 years of commercial real estate experience ACR BOARD OF DIRECTORS Andrew Fentress Chairman Mark Fogel Director David J. Bryant Director Karen Edwards Director Gary Ickowicz Director Steven J. Kessler Director Murray S. Levin Director P. Sherrill Neff Lead Independent Director Dawanna Williams Director

KEY TAKEAWAYS

The new ACRES is positioned to create EAD for shareholders

EAD TARGET + STABLE CREDIT + LONG TERM LIABILITIES

$2–$3[1]

EAD per share target

86%

of assets rated 1–3: credit is stable

10.5 years

weighted average life of liabilities

THREE SOURCES OF REVENUE

Balance Sheet NIM

Principal Investing

Investment Management

$2.5B of fee-generating assets under management

Insurance

A growing insurance brokerage / captive company

ALIGNED, PROVEN MANAGEMENT

45%

of ACR shares owned by ACRES employees and directors

13+ years

asset management track record

Past performance is not indicative of future results. Read important disclosures on pages 2 and 3.

1 Forward-looking target based on management’s current expectations; actual results may differ materially. EAD is a non-GAAP measure. See Forward-Looking Statements on pages 2–3.

ACRESREIT.COM 10

ACRESREIT.COM BUSINESS LINES

MERGER COMPLETED – BUSINESS LINE OVERVIEW CRE PRINCIPAL INVESTING – BALANCE SHEET PHILOSOPHY OF THE BALANCE SHEET: CORE PRINCIPLES Highly liquid High-quality assets Conservative liability structure Prudent management of capital Optimize leverage for NIM / ROE OVERARCHING PHILOSOPHY Adjust to a capital preservation philosophy

MERGER COMPLETED – BUSINESS LINE OVERVIEW INVESTMENT MANAGEMENT ACRES HAS A 13+ YEAR TRACK RECORD OF MANAGING CAPITAL ON BEHALF OF INSTITUTIONS AMF ACRES Mortgage Fund 7+ year track record Evergreen structure 3rd Party fee paying equity Origination fee source New Fund Launch of new vehicle Closed-end fund Raising $750M 3rd Party fee paying equity Origination fee source SMA Separately managed accounts Construction Lending Bridge Lending Asset management Opportunistic Portfolio and asset purchases Portfolio purchases Asset purchases Rated Special Servicer

Investment Management – PERFORMANCE & ASSET MANAGEMENT SUMMARY ACRESREIT.COM $8.5B originated since 2014, managed and serviced in-house Information as of September 30, 2026. Includes loans originated by ACRES Capital LLC and ACRES Commercial Realty Corp. Transaction figures based on loan commitments. *‘A’ markets, sponsors and assets are ACRES’ internal underwriting designations, not third-party ratings. There is no assurance the strategy’s objective will be achieved; distributions are not guaranteed. 1ACRES manages and services $4.8B of gross loan commitments and REO properties in this strategy. This is not calculated on the same basis as Regulatory Assets Under Management in the Firm’s Form ADV; it includes ACRES’ proprietary balance sheet capital and the managed assets of ACRES Commercial Realty Corp. 2Commercial special servicer rating assigned to ACRES Capital Servicing, LLC by Fitch Ratings on 7/29/26. Fitch is compensated by ACRES. A servicer rating is not a rating of the Fund or a recommendation to invest and may be revised or withdrawn at any time. Past performance is not indicative of future results. Read important disclosures on pages 2 and 3. TRACK RECORD SINCE 2014 $8.5B Loan commitments across 262 transactions $3.8B Realized across 147 transactions $4.8B Current AUM1, single strategy since inception CRE CLO PROGRAM 7 Securitizations, $5.0B issued, 100% of equity retained 5 of 7 Called and paid in full to date $2.0B Outstanding and performing ASSET MANAGEMENT Fitch-rated special servicer (CLLSS3-)2, servicing CRE securitizations since 2020 Retains control of modifications and workouts inside its own securitizations Regular review of every loan against its business plan Risk ratings, watch list and written action plans where warranted Quarterly third-party portfolio valuation, with separate revaluation after any credit event Modifications, extensions and enforcement handled in-house by the team that underwrote the loan INVESTMENT STRATEGY National first mortgages of $15M–150M on ‘A’ class assets with ‘A’ sponsors in ‘A’ markets, in simple structures that seek to deliver stable income

MERGER COMPLETED – BUSINESS LINE OVERVIEW INSURANCE INSURANCE PROVIDES OUR SPONSORS WITH A VALUABLE SERVICE AND A BUSINESS TO COMPOUND CAPITAL Lower-cost insurance Provides lower-cost insurance to our borrowers Commission share ACRES shares in commissions Premium income Ability to earn premium Compounding capital Compounds dollars over time INSURANCE COMPANY Three-year track record FRONTING CARRIER Investment grade partner LEAD BROKER EPIC Insurance

ACRESREIT.COM 3Q26 Financial results

CRE PRINCIPAL INVESTING - PORTFOLIO OVERVIEW

CRE LOAN SUMMARY[1]

Loans held for investment, at amortized cost	$2,139.4
CECL reserves	($29.4)
CRE whole loans, floating-rate WA	1M SOFR + 3.21%
WA 1M SOFR floor[2]	2.33%
WA CRE loan portfolio LTV	77.5%
Total number of CRE loans	56
Average CRE loan size, at par	$38.3
WA risk rating, at par	2.6

BALANCE BY REGION[1,3]



Pacific
7.3%
Mountain
13.6%
West North Central
3.8%
Southwest
16.2%
Northeast
15.0%
Mid Atlantic
11.1%
East North Central
14.8%
Southeast
18.2%

LOAN PORTFOLIO ACTIVITY, AT PAR[1]

Portfolio at June 30, 2026 57 loans	$2,137.8
New loan production[4]	$34.3
Payoffs and paydowns	($35.8)
Future fundings[5]	$11.0
Portfolio at September 30, 2026 56 loans	$2,147.3

PROPERTY TYPE[1]



80.9% Multifamily
11.3% Office
4.8% Hotel
2.3% Mixed-Use
0.7% Self-storage

1 All $ amounts are in millions and the percentages for region and property type disclosures are based on total carrying value of the CRE loans in the CRE Lending Segment
2 At September 30, 2026, all CRE whole loans are indexed to SOFR and the WA benchmark rate was 3.77%
3 Texas (14.2%) and Ohio (11.5%) were the states with the highest concentrations. Based on regions identified by the National Council of Real Estate Investment Fiduciaries (NCREIF)
4 Gross origination amount was $35.3M, amount presented above is net of unfunded commitment at closing
5 Amount includes PIK on a preferred equity credit

ACRESREIT.COM 17

CRE principal investing - PORTFOLIO MATURITY PROFILE ACRESREIT.COM 1 Excludes loans in default at September 30, 2026 2 Fully extended maturity assumes the borrower elects and qualifies for all extensions 3 Interest rate caps are contractually owned by the underlying borrower and supplement the property cash flows that collateralize the CRE loan portfolio 4 Current interest rate caps mature between December 2026 and March 2029 5 Three loans funded debt service reserves instead of buying an interest rate cap 3.1 years 1,2 Fully extended weighted average loan maturity 62% 3,4,5 of portfolio par value is covered by interest rate caps or debt service reserves at September 30, 2026 57% of loan par matures in 2030–2032, after all current caps expire in March 2029 Fully extended loan and interest rate cap maturities, $M at par ■ Loan maturities ■ Interest rate cap maturities

CRE Principal investing - Risk Ratings and CECL Reserves ACRESREIT.COM 86% of ACR’s loans have a risk rating of 1, 2 or 3 that are performing in line with or near underwritten expectations¹‧²‧³ 96% 52 of ACR’s 56 loans are current on contractual payments at September 30, 2026¹ W.A. RISK RATING BY COLLATERAL TYPE, $ AT PAR¹ $1.7B $1.7B $244.4M $247.8M CECL RESERVE OVERVIEW¹ $ in millions 2Q26 3Q26 Total CECL reserve $21.1 $29.4 General CECL reserve 21.1 29.4 Specific CECL reserve — — Reserve split by risk rating 39% risk rated 4 – 5 • 61% risk rated 1 – 3 3Q26 RISK RATING OVERVIEW¹‧³ 4 1 Excludes consolidated fund at September 30, 2026 2 See page 28 for additional information on the risk rating definitions 3 Percentage represents the Company’s economic interest in the CRE loans 4 Amount is less than 0.5% $103.3M $ 103.3M $ 16.0M $ 16.0M $ 49.3M $ 49.8M 3Q26 W.A. Risk Rating: 2.61 2Q26 W.A. Risk Rating: 2.6

CRE PRINCIPAL INVESTING - LEVERAGE AND LIQUIDITY TREND

LEVERAGE RATIOS



2.8x
2.8x
1.8x
3.4x
1.6x
3.2x
0.9x
2.7x
4Q25
1Q26
2Q26
3Q26
Recourse debt leverage ratio
Total leverage ratio

TOTAL LIQUIDITY ($ IN MILLIONS)[1]



24.1
83.8
38.2
48.0
41.6
41.1
42.9
53.3
4Q25
1Q26
2Q26
3Q26
Unrestricted cash
CRE term and senior secured facilities estimated unfinanced proceeds²
Reinvestment cash at CRE securitizations

	4Q25	1Q26	2Q26	3Q26
Total liquidity	**$107.9**	**$86.8**	**$82.7**	**$96.2**

1 Excludes consolidated fund at September 30, 2026
2 Includes the projected amount of proceeds available to the Company if the unfinanced loans were financed with the applicable facilities

ACRESREIT.COM 20

CRE PRINCIPAL INVESTING - CECL Trend Analysis ACRESREIT.COM 1 Property type percentages based on total carrying value of the CRE loans, CECL reserve percentage is based on the total par value of the CRE loans The CECL reserve fell to 0.88% in 1Q26 as loans resolved, then rose to 1.37% at 3Q26 on a more conservative macroeconomic outlook, with portfolio risk ratings unchanged. CECL reserve, % of CRE loans at par Multifamily share of CRE portfolio

CRE PRINCIPAL INVESTING - Benchmark Sensitivity Analysis Trend ACRESREIT.COM At September 30, 2026, the CRE loan portfolio is 97% floating rate loans that are indexed to one-month term SOFR with a weighted average floor of 2.33% September 30, 2025 September 30, 2026 Quarterly Net Interest Income per Share Sensitivity to Changes in SOFR SOFR: 3.91% SOFR: 4.13%

Appendix ACRESREIT.COM

Condensed Consolidated Balance Sheets ACRESREIT.COM (in thousands, except share and per share data)   Sep. 30, 2026   December 31, 2025 Assets   (unaudited)     Cash   $ 55,393   $ 85,958 Accrued interest receivable   37,006   27,259 CRE loans   2,139,412   1,830,367 Less: allowance for credit losses   (29,409)   (20,398) CRE loans, net   2,110,003   1,809,969 Investments in unconsolidated entities   30,271   29,237 Investments in real estate and properties held for sale   134,748   167,240 Right of use assets, intangible assets and other assets   48,417   42,701 Goodwill 175,085 — Assets of Consolidated Fund 1,974,990 — Total Assets   $ 4,565,913   $ 2,162,364 Liabilities     Accounts payable and other liabilities   $ 24,529   $ 14,078 Accrued interest payable   6,380   6,814 Borrowings   1,978,564   1,544,938 Lease liabilities   55,674   45,942 Liabilities of Consolidated Fund 1,310,257 — Total Liabilities   3,375,404   1,611,772 Equity     Common stock, par value $0.001 and Series C & D Preferred stock, par value $0.001   25   17 Additional paid-in capital   1,290,092   1,142,410 Accumulated other comprehensive loss   (717)   (1,603) Distributions in excess of earnings   (789,896)   (720,028) Total Stockholders’ Equity   499,504   420,796 Non-controlling interests   691,005   129,796 Total Equity   1,190,509   550,592 Total Liabilities and Equity   $ 4,565,913   $ 2,162,364

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, in thousands, except share and per share data)	For the Three Months Ended		For the Nine Months Ended	
Revenues	**Sep. 30, 2026**	**Sep. 30, 2025**	**Sep. 30, 2026**	**Sep. 30, 2025**
Interest income	$ 37,685	$ 28,288	$ 110,445	$ 85,845
Interest expense	24,898	19,917	77,893	63,304
Net interest income	12,787	8,371	32,552	22,541
Real estate income	11,252	12,632	30,229	37,271
Fee and other income	152	—	152	—
Other revenue	31	34	93	100
Total revenues	24,222	21,037	63,026	59,912
Operating Expenses				
General and administrative	4,189	2,509	9,984	8,442
Compensation and benefits	2,436	—	2,436	—
Real estate expenses	18,733	15,455	38,966	42,146
Management fees - related party	613	1,581	3,738	4,813
Equity compensation - related party	115	374	5,548	1,774
Merger and internalization costs	38,282	—	43,393	—
Corporate interest expense	5,236	—	5,236	—
Provision for (reversal of) credit losses, net	8,295	(3,960)	9,011	(6,457)
Total operating expenses	77,899	15,959	118,312	50,718
Other Income (Expense)				
Equity in earnings (losses) of unconsolidated subsidiaries	18	(827)	693	(1,988)
Gain on sale of investment in real estate	—	13,141	3,336	13,141
Net realized and unrealized gains on investments of Consolidated Fund	(480)	—	(480)	—
Interest income of Consolidated Fund	20,942	—	20,942	—
Interest expense of Consolidated Fund	(13,923)	—	(13,923)	—
Expenses of the Consolidated Fund	(601)	—	(601)	—
Other income (expense)	(174)	655	(69)	1,377
Total other income (expense)	5,782	12,969	9,898	12,530
(Loss) Income before Taxes	(47,895)	18,047	(45,388)	21,724
Income tax expense	(2)	—	(3)	(83)
Net (Loss) Income	(47,897)	18,047	(45,391)	21,641
Net income allocated to preferred shares	(6,036)	(5,286)	(16,246)	(15,881)
Net (income) loss allocable to non-controlling interest, net of taxes	(2,393)	(2,979)	(8,231)	(2,569)
Net (Loss) Income Allocable to Common Shares	$ (56,326)	$ 9,782	$ (69,868)	$ 3,191
Net (Loss) Income per Common Share – Basic	$ (5.16)	$ 1.38	$ (8.65)	$ 0.44
Net (Loss) Income per Common Share – Diluted	$ (5.16)	$ 1.34	$ (8.65)	$ 0.42
Weighted Average Number of Common Shares Outstanding - Basic	10,923,342	7,106,510	8,074,695	7,238,446
Weighted Average Number of Common Shares Outstanding - Diluted	10,923,342	7,314,332	8,074,695	7,558,133

25

EARNINGS AVAILABLE FOR DISTRIBUTION

The following table provides a reconciliation from GAAP net income (loss) allocable to common shares to Earnings Available for Distribution allocable to common shares, a non-GAAP measure, for the periods presented [1]:

(Unaudited, in thousands, except share and per share data)	For the Three Months Ended		For the Nine Months Ended	
	3Q26	3Q25	3Q26	3Q25
Net (Loss) Income Allocable to Common Shares – GAAP	**$ (56,326)**	**$ 9,782**	**$ (69,868)**	**$ 3,191**
Realized gain on sale of investment in real estate	—	(9,477)	(3,336)	(9,477)
Reconciling Items:				
Non-cash equity compensation expense	115	374	5,753	1,774
Non-cash provision for (reversal of) CRE credit losses[2]	5,070	(3,960)	5,766	(6,457)
Non-cash amortization of discount on borrowings	156	—	156	—
Fair value of ACC stock options attributable to post-combination costs	13,720	—	13,720	—
Realized net gain (loss) on CRE Lending[3]	—	9,477	3,336	8,777
Real estate depreciation and amortization	8,425	1,223	10,821	3,591
Earnings (Loss) Income Available for Distribution Allocable to Common Shares[1]	**$ (28,840)**	**$ 7,419**	**$ (33,652)**	**$ 1,399**
Earnings (Loss) Income Available for Distribution per Common Share – Diluted[1]	**$ (2.64)**	**$ 1.01**	**$ (4.17)**	**$ 0.19**
Weighted Average Number of Common Shares Outstanding – Diluted on EAD Allocable to Common Shares	10,923,342	7,314,332	8,074,695	7,558,133

[1] See page 27 for additional information on these non-GAAP financial measures
[2] Amount presented is net of the amount allocable to the non-controlling interest
[3] Realized net gain (loss) on CRE Lending represents the gain or loss, adjusted for any amounts allocated to non-controlling interests, recognized by the Company on dispositions of real estate or real estate-related assets, including CRE loans.

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Key Definitions ACRESREIT.COM Earnings Available for Distribution: Earnings Available for Distribution (“EAD”) is a non-GAAP financial measure that the Company uses to evaluate its operating performance. EAD excludes the effects of certain transactions and GAAP adjustments that it believes are not necessarily indicative of its current CRE loan portfolio and other CRE-related investments and operations. EAD, for reporting purposes, is defined as GAAP net income (loss) attributable to Common Shares for such period, adjusted to: (A) exclude the following items incurred during such period: (i) non-cash equity compensation expense, (ii) unrealized gains and losses, (iii) non-cash provisions for loan losses, (iv) non-cash impairments on securities, (v) non-cash amortization of discounts or premiums associated with borrowings, (vi) non-cash real estate depreciation and amortization, (vii) non-cash amortization of goodwill or intangibles, (viii) foreign currency gains or losses and (ix) income or loss from discontinued operations; and (B) add any realized gain and deduct any realized loss incurred during such period to the extent such realized gain or loss was previously excluded from the calculation of Earnings Available for Distribution for a previous period. EAD may also be adjusted periodically to exclude certain one-time events pursuant to changes in GAAP and certain non-cash items. Secured Overnight Financing Rate: Secured Overnight Financing Rate (“SOFR”) refers to the collective one-month Term Secured Overnight Financing Rate that are used as benchmarks on the originated loans. Book Value : Book value is presented per common share, excluding unvested restricted stock and including warrants to purchase common stock. The measure refers to common stock book value, which is calculated as total stockholders’ equity less preferred stock equity. Leverage ratio is calculated as the respective period ended borrowings over total equity. Asset-specific leverage ratio excludes corporate debt from the calculation. Leverage Ratio: Current Expected Credit Losses: Current Expected Credit Losses (“CECL”) refers to the provision to earnings in order to estimate expected losses.

Other Disclosures ACRESREIT.COM Rating 1: Property performance has surpassed underwritten expectations Occupancy is stabilized, the property has had a history of consistently high occupancy, and the property has a diverse and high-quality tenant mix Rating 2: Property performance is consistent with underwritten expectations and covenants and performance criteria are being met or exceeded Occupancy is stabilized, near stabilized or is on track with underwriting Rating 3: Property performance lags behind underwritten expectations Occupancy is not stabilized and the property has some tenancy rollover Rating 4: Property performance significantly lags behind underwritten expectations. Performance criteria and loan covenants have required occasional waivers Occupancy is not stabilized and the property has a large amount of tenancy rollover Rating 5: Property performance is significantly worse than underwritten expectations. The loan is not in compliance with loan covenants and performance criteria and may be in default. Expected sale proceeds would not be sufficient to pay off the loan at maturity The property has a material vacancy rate and significant rollover of remaining tenants An updated appraisal is required upon designation and updated on an as-needed basis CRE loans are collateralized by a diversified mix of real estate properties and are assessed for credit quality based on the collective evaluation of several factors, including but not limited to: collateral performance relative to underwritten plan, time since origination, current implied and/or re-underwritten loan-to-collateral value ratios, loan structure and exit plan. Depending on the loan’s performance against these various factors, loans are rated on a scale from 1 to 5, with loans rated 1 representing loans with the highest credit quality and loans rated 5 representing loans with the lowest credit quality. The factors evaluated provide general criteria to monitor credit migration in the Company’s loan portfolio; as such, a loan’s rating may improve or worsen, depending on new information received. The criteria set forth below should be used as general guidelines, and therefore not every loan will have all of the characteristics described in each category below. Commercial Real Estate Loans Risk Ratings

Additional information is available at the Company’s website. Contact Information Headquarters: 390 RXR Plaza Uniondale, NY 11556 Investor Relations: ir@acresreit.com 516-862-2385 New York Stock Exchange: Common Stock Symbol: ACR Pref. Stock Symbols: ACRPrC & ACRPrD ACRES Commercial Realty Corp. is a real estate investment trust that is primarily focused on originating, underwriting and managing commercial real estate mortgage loans. ACRES invests nationwide in the middle market with a focus on multifamily, student housing, hospitality, industrial and office properties. In addition, ACRES manages third-party capital and provides insurance solutions through its investment management business. www.acresreit.com